            As filed with the Securities and Exchange Commission on May 15, 1998
                                               Registration No. 333-____________
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ---------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                ---------------

                          EXTENDED SYSTEMS INCORPORATED

             (Exact name of registrant as specified in its charter)


                    Delaware                      82-0399670
         (State or other jurisdiction of       (I.R.S. Employer
         incorporation or organization)      Identification Number)

                            5777 North Meeker Avenue
                               Boise, Idaho 83713
                                 (208) 322-7575
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                ---------------

                        1994 Incentive Stock Option Plan
                        1984 Incentive Stock Option Plan
                        1987 Restricted Stock Option Plan
                            (Full title of the plans)

                                ---------------

                                Steven D. Simpson
                      President and Chief Executive Officer
                          Extended Systems Incorporated
                            5777 North Meeker Avenue
                               Boise, Idaho 83713
                                 (208) 322-7575
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                ---------------

                                    Copy to:

                           Patrick J. Schultheis, Esq.
                        Wilson Sonsini Goodrich & Rosati
                            Professional Corporation
                               650 Page Mill Road


================================================================================

                         CALCULATION OF REGISTRATION FEE


                                                                 Proposed            Proposed
                                                                 Maximum            Maximum
                                                 Amount          Offering           Aggregate          Amount of
         Title of Securities                      to be           Price             Offering         Registration
           to be Registered                     Registered       Per Share            Price               Fee
           ----------------                     ----------       ---------            -----               ---
Common Stock (par value $0.001 per
share) reserved for issuance under the
1994 Incentive Stock Option Plan                  915,029        $ 7.87 (1)        $ 7,201,278.23       $2,124.38

Common Option Stock (par value
$0.001 per share) reserved for
issuance pursuant to the 1984
Incentive Stock Option Plan                       578,413        $ 7.21 (2)        $ 4,170,357.73       $1,230.26

Common Option Stock (par value
$0.001 per share) reserved for
issuance under the 1987 Restricted
Stock Option Plan                                 940,360        $ 8.21 (3)        $ 7,720,355.60       $2,277.50

Total                                           2,433,802                          $19,091,991.56       $5,632.14


(1) Estimated pursuant to Rule 457 of Regulation C solely for the purpose of calculating the registration fee. The proposed maximum offering price per share with respect to the 915,029 shares reserved for issuance upon exercises of outstanding stock options granted under the 1994 Incentive Stock Option Plan has been estimated pursuant to Rule 457(h) under which Rule the per share price of options to purchase stock under an employee stock option plan may be estimated by reference to the exercise price of such options. The weighted average exercise price of the 915,029 shares subject to outstanding options under the 1994 Incentive Stock Option Plan is $7.87.

(2) Estimated pursuant to Rule 457 of Regulation C solely for the purpose of calculating the registration fee. The proposed maximum offering price per share with respect to the 578,413 shares reserved for issuance upon exercises of outstanding stock options granted under the 1984 Incentive Stock Option Plan has been estimated pursuant to Rule 457(h) under which Rule the per share price of options to purchase stock under an employee stock option plan may be estimated by reference to the exercise price of such options. The weighted average exercise price of the 578,413 shares subject to outstanding options under the 1984 Incentive Stock Option Plan is $7.21.

(3) Estimated pursuant to Rule 457 of Regulation C solely for the purpose of calculating the registration fee. The proposed maximum offering price per share with respect to the 940,360 shares reserved for issuance upon exercises of outstanding stock options granted under the 1987 Restricted Stock Option Plan has been estimated pursuant to Rule 457(h) under which Rule the per share price of options to purchase stock under an employee stock option plan may be estimated by reference to the exercise price of such options. The weighted average exercise price of the 940,360 shares subject to outstanding options under the 1987 Restricted Stock Option Plan is $8.21.

                          EXTENDED SYSTEMS INCORPORATED

                       REGISTRATION STATEMENT ON FORM S-8

                                     PART II


ITEM 3.     INCORPORATION OF DOCUMENTS BY REFERENCE.

            The following documents filed by Extended Systems Incorporated (the "REGISTRANT") with the Securities Exchange Commission (the "COMMISSION") are incorporated by reference into this Registration Statement:

            1. The Registrant's Registration Statement on Form S-1 (File No. 333-42709), as amended (the "REGISTRATION STATEMENT"), filed pursuant to the Securities Act of 1933, as amended (the "SECURITIES ACT"), relating to the Company's initial public offering of its Common Stock (the "OFFERING").

            2. The description of Registrant's Common Stock contained in the Registrant's Registration Statement on Form 8-A (File No. 000-23597) pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), including any amendment or report filed for the purpose of updating such description.

            All reports and other documents filed by Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date hereof, and prior to the filing of a post-effective amendment which indicates that all securities offered hereunder have been sold or which de-registers all securities then remaining unsold under this registration statement, shall be deemed to be incorporated by reference herein and to be part hereof from the date of filing of such reports and documents.

ITEM 4.     DESCRIPTION OF SECURITIES.

            Not applicable.

ITEM 5.     INTERESTS OF NAMED EXPERTS AND COUNSEL.

            Not applicable.

ITEM 6.     INDEMNIFICATION OF DIRECTORS AND OFFICERS.

            Section 145 of the Delaware General Corporation Law permits a corporation to include in its charter documents, and in agreements between the corporation and its directors and officers, provisions expanding the scope of indemnification beyond that specifically provided by the current law.

            The Registrant's Amended and Restated Certificate of Incorporation provides for the indemnification of directors to the fullest extent permissible under Delaware law.

            The Registrant's Bylaws provide for the indemnification of officers, directors and third parties acting on behalf of the Registrant if such person acted in good faith and in a manner reasonably believed to be in and not opposed to the best interest of the Registrant, and, with respect to any criminal action or proceeding, the indemnified party had no reason to believe his conduct was unlawful.

            The Registrant has entered into indemnification agreements with its directors and executive officers, in addition to indemnification provided for in the Registrant's Bylaws, and intends to enter into indemnification agreements with any new directors and executive officers in the future.

ITEM 7.     EXEMPTION FROM REGISTRATION CLAIMED.

            Not applicable.

ITEM 8.     EXHIBITS.


Exhibit
Number
4.1*       Form of Common Stock Certificate

5.1        Opinion of Wilson Sonsini Goodrich & Rosati, Professional
           Corporation.

10.1*      1994 Incentive Stock Option Plan.

10.2*      1984 Incentive Stock Option Plan, as amended.

10.3*      1987 Restricted Stock Option Plan, as amended.

23.1       Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation
           (included in Exhibit 5.1).

23.2       Consent of Coopers & Lybrand L.L.P., Independent Accountants.

24.1       Power of Attorney (see page II-5).

-----------------------
* Incorporated by reference to the Registrant's Registration Statement on Form S-1 (File No. 333-42709), as amended, which was declared effective by the Commission on March 4, 1998.

ITEM 9.     UNDERTAKINGS.

            (a) The undersigned Registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

                  (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

            (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

            (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto, duly authorized, in the City of Boise, State of Idaho, on May 15, 1998.

                          EXTENDED SYSTEMS INCORPORATED

                                   By:  /s/ Steven D. Simpson
                                      ---------------------------------------
                                       Steven D. Simpson, President and
                                       Chief Executive Officer


                                POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS that each person whose signature appears below constitutes and appoints Steven D. Simpson and Karla K. Rosa, and each of them acting individually, as his or her attorney-in-fact, each with full power of substitution, for him or her in any and all capacities, to sign any and all amendments to this Registration Statement on Form S-8, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or any substitute, may do or cause to be done by virtue hereof.

            PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


           SIGNATURE                                  TITLE                         DATE
           ---------                                  -----                         ----
/s/ Steven D. Simpson                    President, Chief Executive Officer     May 15, 1998
-----------------------------------      and Director (Principal Executive
        Steven D. Simpson                Officer)


/s/ Karla K. Rosa                        Vice President, Finance and Chief      May 15, 1998
-----------------------------------      Financial Officer  (Principal
          Karla K. Rosa                  Financial and Accounting Officer)


/s/ Gregory M. Avis                      Director                               May 15, 1998
-----------------------------------
         Gregory M. Avis

/s/ Raymond A. Smelek                    Director                               May 15, 1998
-----------------------------------
        Raymond A. Smelek

                                         Director                               May 15, 1998
-----------------------------------
         S. Scott Wald

/s/Douglas B. Winterrowd                 Director                               May 15, 1998
-----------------------------------
     Douglas B. Winterrowd

                                         Director                               May 15, 1998
-----------------------------------
         John M. Russell

                                INDEX TO EXHIBITS


Exhibit
Number            Description
------            -----------
4.1*       Form of Common Stock Certificate

5.1        Opinion of Wilson Sonsini Goodrich & Rosati, Professional
           Corporation.

10.1*      1994 Incentive Stock Option Plan.

10.2*      1984 Incentive Stock Option Plan, as amended.

10.3*      1987 Restricted Stock Option Plan, as amended.

23.1       Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation
           (included in Exhibit 5.1).

23.2       Consent of Coopers & Lybrand L.L.P., Independent Accountants.

24.1       Power of Attorney (see page II-5).

-----------------------
* Incorporated by reference to the Registrant's Registration Statement on Form S-1 (File No. 333-42709), as amended, which was declared effective by the Commission on March 4, 1998.